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[The CIT Group Letterhead]                                       EXHIBIT 10.29e

[The CIT Group LOGO]

November 7, 1996

Xircom, Inc.
Primary Rate Incorporated
2300 Corporate Center Drive
Thousand Oaks, CA 91320-1420
Attention:  Steven F. DeGennaro, VP Finance &
                                 CFO


RE: LOAN AND SECURITY AGREEMENT DATED NOVEMBER 8, 1995 AND ANY AND ALL AMENDMENTS THERETO ENTERED INTO BETWEEN XIRCOM, INC., PRIMARY RATE INCORPORATED (COLLECTIVELY "BORROWER") AND THE CIT GROUP/CREDIT FINANCE, INC. ("LENDER") (THE "AGREEMENT")


Dear Steve:

In confirmation of our understanding, the above-captioned Agreement is hereby amended, effective immediately, as set forth below. To the extent of any inconsistencies between this letter-amendment and the Agreement, the terms and conditions set forth below shall govern. In all other respects the Agreement shall remain in full force and effect.

1. The Term of the Agreement as set forth in Section 9.1 is hereby extended. The Agreement shall now terminate on November 18, 1996 rather than on November 8, 1996.

If the foregoing correctly sets forth our agreement please so acknowledge by signing the original of this letter-amendment below and returning the same to the undersigned.

Very truly yours,

The CIT Group/
Credit Finance, Inc.

/s/ JEAN V. GRASSO

Jean V. Grasso
Assistant Vice President

All of the foregoing is hereby approved and agreed to.


Xircom, Inc.                        Primary Rate Incorporated

By /s/ Steven F. DeGennaro          By /s/ Steven F. DeGennaro
   --------------------------          --------------------------
Title    CFO                        Title    CFO
      -----------------------             -----------------------


[Letterhead]